Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Segway IV Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2012 (the “Report”), I, Donny Smith, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           1.           The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

           2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SEGWAY 1V CORP, INC.

Date: August 13, 2012	By:	/s/ Donny Smith
Donny Smith
President and Secretary (Principal Executive Officer and Principal Financial Officer)